POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED FEBRUARY 28, 2014 TO THE

SUMMARY PROSPECTUS DATED AUGUST 30, 2013 OF:

PowerShares Financial Preferred Portfolio

Effective March 31, 2014, the methodology of the Wells Fargo® Hybrid & Preferred Securities Financial Index, the underlying index of the PowerShares Financial Preferred Portfolio (the “Underlying Index”), will change. Accordingly, on that date, the Summary Prospectus is revised as follows:

On page 1, the section titled “Principal Investment Strategies” is deleted and replaced with the following:

The Fund generally will invest at least 90% of its total assets in preferred securities of financial institutions that comprise the Underlying Index. The Underlying Index is a market capitalization weighted index designed to track the performance of preferred securities traded in the U.S. market by financial institutions. The Underlying Index is composed of preferred securities with either fixed or floating rate dividends issued by financial institutions that have received an industrial sector classification of “financial” from the Bloomberg Professional Service. Strictly in accordance with its guidelines and mandated procedures, Wells Fargo Securities, LLC (together with Wells Fargo & Company, the “Index Provider”) includes securities in the Underlying Index pursuant to a proprietary selection methodology.

In general, preferred stock is a class of equity security that pays distributions to preferred stockholders. Preferred stockholders have priority over common stockholders in the payment of specified dividends, such that preferred stockholders receive dividends before any dividends are paid to common stockholders. In addition, preferred stock takes precedence over common stock in receiving proceeds from an issuer in the event of the issuer’s liquidation, but is junior to most forms of debt, including senior and subordinated debt.

The Underlying Index may include fixed or variable rate securities, meaning that dividends may be paid either on a fixed rate or a variable rate percentage of the fixed par value at which the preferred stock is issued. Variable rate preferred securities are securities that pay interest at rates that adjust whenever a specified benchmark interest rate (e.g., the LIBOR or a T-Bill rate) changes, float at a fixed margin above a generally recognized base lending rate, or are reset or re-determined on specified dates (such as the last day of a month or calendar quarter). Preferred stocks often have a liquidation value that equals the original purchase price of the stock at the time of issuance.

The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

On page 2, the following section is added immediately following the section titled “Principal Risks of Investing in the Fund—Preferred Securities Risk”:

Variable- and Floating-Rate Securities Risk. Variable- and floating-rate securities may be subject to liquidity risk, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Due to these securities’ variable- or floating-rate features, there can be no guarantee that they will pay a certain level of a dividend, and such securities generally will pay lower levels of income in a falling interest rate environment.

Please Retain This Supplement For Future Reference.

P-PGF-SUMPRO-1 SUP-1 022814